SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 9, 2015


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


             Colorado                001-35245               20-2835920
  ----------------------       -----------------------   --------------------
  (State or other jurisdiction  (Commission File No.)     (IRS Employer
      of incorporation)                                  Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


             Registrant's telephone number, including area code: (970) 737-1073
                                                                 --------------

                                       N/A
                           --------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On July 9, 2015, the Company issued a press release, filed as Exhibit 99, regarding its financial results for the period ended May 31, 2015.



Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99       July 9, 2015 press release.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2015


                                    SYNERGY RESOURCES CORPORATION


                                    By:  /s/ Frank L. Jennings
                                         -------------------------------------
                                         Frank L. Jennings, Principal Financiald
                                          and Accounting Officer